SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

April 20, 2004

Date of Report (Date of earliest event reported)

CHARLOTTE RUSSE HOLDING, INC.

(Exact name of Registrant as specified in charter)

Delaware	0-27677	33-0724325
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4645 Morena Boulevard

San Diego, California 92117

(858) 587-1500

(Address, including zip code, and telephone number, including area code, of principal executive officers)

N/A

(Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE

On April 20, 2004, Charlotte Russe Holding, Inc. (the “Company”) announced an underwritten public offering of 3,000,000 shares of common stock held by certain affiliates of Saunders Karp & Megrue Partners, LLC at a price of $17.60 per share. The offering is being made under the existing 4,000,000-share shelf registration statement on Form S-3 (No. 333-111528) that was filed with the Securities and Exchange Commission on December 23, 2003, as supplemented. Piper Jaffray & Co. acted as the sole underwriter for this offering.

The Underwriting Agreement dated as of April 20, 2004, by and among the Company, SK Equity Fund, L.P., SK Investment Fund, L.P. and Piper Jaffray & Co. is attached to this report as Exhibit 1.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit No.	Document Description
1.1	Underwriting Agreement, dated as of April 20, 2004, by and among the Company, SK Equity Fund, L.P., SK Investment Fund, L.P. and Piper Jaffray & Co.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARLOTTE RUSSE HOLDING, INC.

Dated: April 20, 2004	By:	/s/ DANIEL T. CARTER
Daniel T. Carter Executive Vice President and Chief Financial Officer